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                                                                   EXHIBIT 99.02


                             SELLING AGENT AGREEMENT


         THIS SELLING AGENT AGREEMENT (the "Agreement") is entered into as of this 15th day of July, 2002 by and between Cepheid, a California corporation (the "Company"), and William Blair & Company, L.L.C. (the "Selling Agent").

                                    RECITALS

         WHEREAS, the Selling Agent is a broker-dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc.

         WHEREAS, the Company, pursuant to an engagement letter dated June 24, 2002 (the "Engagement Letter"), has retained the Selling Agent as its exclusive selling agent to provide assistance with the solicitation of purchasers of common stock of the Company ("Common Stock") in a registered public offering and the Company and the Selling Agent wish to set forth the terms and conditions upon which such services will be provided.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

1.       Appointment of Selling Agent.

         The Company hereby appoints the Selling Agent, and, on the basis of the Company's representations, warranties and covenants contained herein and subject to the terms and conditions set forth herein, the Selling Agent hereby accepts such appointment, as the exclusive agent of the Company for the purpose of using its reasonable best efforts to solicit offers to purchase shares of Common Stock (the "Shares") having an aggregate public offering price of up to $12,500,000 in a public offering (the "Offering") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-75596) (as declared effective by the Securities and Exchange Commission (the "Commission") on May 29, 2002 and including all information incorporated by reference therein, the "Registration Statement"). The Selling Agent shall communicate to the Company each reasonable offer or indication of interest received by it to purchase Shares. The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer in whole or in part. The Selling Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Shares, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Shares hereunder, the Selling Agent is acting solely as agent for the Company, and not as principal. The Selling Agent shall have no liability to the Company in the event any purchase of Shares by a purchaser whose offer to purchase Shares has been solicited by the Selling Agent and accepted by the Company is not consummated for any reason. Under no circumstances will the Selling Agent be obligated to purchase any Shares for its own account.
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2.       Representations and Warranties. The Company hereby represents, warrants and agrees as follows:

         (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a material adverse effect on the business results of operations or financial condition of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for such jurisdictions wherein the failure to be so qualified and in good standing would not individually or in the aggregate have a Material Adverse Effect. The term "Prospectus" as used herein shall mean the prospectus forming a part of the Registration Statement in the form first filed pursuant to Rule 424(b) under the Securities Act, as amended (the "Securities Act"), as such prospectus is supplemented at the relevant time, including by the final prospectus supplement relating to the Offering (the "Prospectus Supplement") that the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and including all information incorporated by reference therein.

         (b) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company and the Agreement has been duly executed and delivered by the Company; and this Agreement, when duly executed and delivered by the Selling Agent, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, except as enforcement hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization or similar laws or court decisions affecting enforcement of creditors' rights generally and except as enforcement hereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (c) The Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefore as contemplated hereby, the Shares will be validly issued, fully paid and nonassessable, and will conform to the description of the Common Stock contained in the Prospectus.


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         (d)      The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not violate the Articles of Incorporation (as amended to date) of the Company or the By-Laws (as amended to date) of the Company, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets are subject, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except where such breach, violation, default or the failure to be in compliance would not individually or in the aggregate have a Material Adverse
                  Effect or adversely affect the ability of the Company to consummate the transactions contemplated hereby; and no consent, approval, authorization, order, registration, filing or qualification of or with any such court or governmental or regulatory agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issuance of the Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under Federal or state securities or "blue sky" laws or in connection with the listing of the Shares on the Nasdaq National Market.

         (e) The Company meets the requirements for the use of Form S-3 under the Securities Act for the primary issuance of securities. The Registration Statement has been declared effective by the Commission and at the time it became effective, and as of the date hereof, the Registration Statement complied and complies with Rule 415 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. On the effective date of the Registration Statement, the Registration Statement and the Prospectus fully conformed, and at the Closing Date, the Registration Statement and the Prospectus will fully conform, in all material respects with the applicable provisions of the Securities Act and the applicable rules and regulations of the Commission thereunder; on the effective date of the Registration Statement, the Registration Statement did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the effective date of the Registration Statement, the Prospectus did not, and on the date the Prospectus Supplement is filed with the Commission pursuant to Rule 424(b) under the Securities Act and the Closing Date, the Prospectus will not, contain an untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and when filed with the Commission, the documents incorporated by reference in the Registration Statement and the Prospectus, taken as a whole, fully


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                  conformed or will fully conform in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder.

         (f) The consolidated financial statements and financial schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in conformity with generally accepted accounting principles (except, with respect to the unaudited consolidated financial statements, for the footnotes and subject to customary audit adjustments) applied on a consistent basis, are consistent in all material respects with the books and records of the Company, and accurately present in all material respects the consolidated financial position, results of operations and cash flow of the Company and its subsidiaries as of and for the periods covered thereby.

         (g) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, the Company and its subsidiaries have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as disclosed or incorporated by reference in or contemplated by the Prospectus.

         (h) Other than as set forth or incorporated by reference in the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property of the Company or any of its subsidiaries is the subject which, taking into account the likelihood of the outcome, the damages or other relief sought and other relevant factors, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect or adversely affect the ability of the Company to consummate the transactions contemplated hereby; to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental or regulatory authorities or threatened by others.

         (i) There are no holders of securities of the Company having preemptive rights to purchase Common Stock. There are no holders of securities of the Company having rights to registration thereof whose securities have not been previously registered or who have not waived such rights with respect to the registration of the Company's securities on the Registration Statement.


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         (j)      The Company has not taken and will not take, directly or
                  indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (k) The Company together with its subsidiaries owns and possesses all right, title and interest in and to, or has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights ("Intellectual Property") material to the business of the Company and each of its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such that has not been resolved or disposed of and to the Company's knowledge, neither the Company nor any of its subsidiaries has infringed, misappropriated or otherwise conflicted with Intellectual Property of any third parties, which infringement, misappropriation or conflict would individually or in the aggregate have a Material Adverse Effect.

         (l) The conduct of the business of the Company and each of its subsidiaries is in compliance in all respects with applicable federal, state, local and foreign laws and regulations, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

         (m) The Company is not, and does not intend to conduct its business in a manner in which it would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

3.       Covenants of the Company.  The Company covenants and agrees that:

         (a) The Company will advise the Selling Agent promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Selling Agent promptly of any request of the Commission for amendment or supplement of the Registration Statement or the Prospectus or for additional information.

         (b) The Company will give the Selling Agent notice of its intention to file or prepare any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus and will furnish the Selling Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Selling Agent or its counsel shall reasonably object.

         (c) The Company will (i) provide the Selling Agent and its counsel, without charge, with copies of the Prospectus, in such numbers as the Selling Agent and its

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                  counsel may reasonably request, (ii) file with the Commission the Prospectus and Prospectus Supplement in accordance with Rule 424(b) of the Securities Act and (iii) deliver the Prospectus and Prospectus Supplement to purchasers of the Shares in accordance with, and at such time as is required by, the federal securities laws. The Company will also deliver to the Selling Agent such number of copies of the Stock Purchase Agreement (as defined below) as the Selling Agent may reasonably request.

         (d) If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act any event occurs as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements thereto, to comply with the Securities Act, the Company promptly will advise the Selling Agent thereof and subject to Section 3(b), will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance;

         (e) The Company will cooperate with the Selling Agent in qualifying or registering the Shares for sale under the blue sky laws of such jurisdictions as the Selling Agent designates, and will continue such qualifications in effect so long as reasonably required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not currently qualified or where it would be subject to taxation as a foreign corporation.

         (f) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (g) The Company will file with the Nasdaq National Market a Notification of Listing of Additional Shares with respect to the Shares within the time period required by the rules of the Nasdaq National Market.

         (h) The Company agrees not to sell, contract to sell, transfer or otherwise dispose of any Common Stock or securities convertible into, or exercisable or exchangeable for, Common Stock (except for grants of options or stock awards under its current stock option plans and Common Stock issued pursuant to currently outstanding options, warrants or convertible securities or pursuant to the Company's current employee stock purchase plan) for a period of 90 days after the date that the Prospectus Supplement is filed with the Commission without the prior written consent of William Blair & Company, L.L.C. The Company will use reasonable best efforts to cause each of its officers and directors to enter into similar agreements with the Selling Agent.


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4.       Closing. The terms and conditions, including the purchase price and number of Shares, upon which the Shares will be sold will be set forth in stock purchase agreements between the Company and the purchasers of the Shares, substantially in the form of Appendix A attached hereto (the "Stock Purchase Agreements"). The closing of the purchase and sale of the Shares shall be on such date set forth in the Stock Purchase Agreement (the "Closing Date") and, along with the obligations of the Selling Agent to solicit offers to purchase the Shares pursuant to
         Section 1, shall be subject to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, the performance and observance by the Company of all its covenants and agreements contained herein and the following conditions:

         (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Selling Agent, shall be contemplated by the Commission.

         (b) The Prospectus Supplement containing the information concerning the public offering price of the Shares and price-related information shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed period and delivered to purchasers of the Shares in accordance with, and at such time as is required by, the federal securities laws.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries, whether or not arising in the ordinary course of business, which, in the judgment of the Selling Agent, makes it impractical or inadvisable to proceed with the public offering or sale of the Shares as contemplated hereby.

         (d)      There shall have been furnished to the Selling on the Closing
                  Date:

                  (i) An opinion of Fenwick & West LLP, counsel for the Company, addressed to the Selling Agent and dated the Closing Date, to the effect that:

                                    (1) the Company has been duly incorporated
                           and is validly existing as a corporation in good standing under the laws of the State of California with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and, to such counsel's knowledge, the Company is not required to be qualified to do business as a foreign corporation under the corporation law of any jurisdiction, except where the failure to so qualify would individually or in the aggregate not have a Material Adverse Effect;

                                    (2) an opinion to the same general effect as
                           clause (1) in respect of each significant subsidiary of the Company, as such term is defined in Regulation S-X (each, a "Subsidiary");


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                                    (3) all of the issued and outstanding
                           capital stock of each Subsidiary has been duly authorized, validly issued and is fully paid and nonassessable, and, except as disclosed in the Registration Statement or Prospectus, to such counsel's knowledge, the Company owns directly or indirectly 100 percent of the outstanding capital stock of each Subsidiary;

                                    (4) the authorized capital stock of the
                           Company conforms as to legal matters in all material respects to the description thereof incorporated by reference in the Prospectus;

                                    (5) based solely on a letter from the Staff
                           of the Commission dated May 29, 2002 and on the oral advice to such counsel from the Staff of the Commission, the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus (in each case, except for the financial statements and other financial data included or incorporated by reference therein as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act; the descriptions of statutes, legal and governmental proceedings and contracts and other documents in: (i) the Registration Statement and the Prospectus under the captions "Risks Related to Our Business," "Legal Ownership of Securities" and "Plan of Distribution," (ii) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 under the captions "Business - Collaborations," "Business - Intellectual Property" and "Business - Risk Factors," and (iii) such other items that may appear on any Form 8-K filed by the Company from the date hereof up to and through the Closing Date are accurate and fairly present the information required to be shown with respect to such statutes, legal and governmental proceedings and contracts and other documents; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed, as required;

                                    (6) the Shares have been duly authorized
                           and, when issued and delivered against payment therefore in accordance with the terms of the Stock Purchase Agreements, will be validly issued, fully paid and nonassessable;

                                    (7) this Agreement and the Stock Purchase
                           Agreements and the performance of the Company's obligations hereunder and thereunder have been duly authorized by all necessary corporate action and this Agreement

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                           and the Stock Purchase Agreements have been duly
                           executed and delivered by and on behalf of the Company, and are legal, valid and binding agreements of the Company, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights and by the exercise of judicial discretion in accordance with general principles applicable to equitable and similar remedies and except as to those provisions relating to indemnities for liabilities arising under the Securities Act as to which no opinion need be expressed; and no approval, authorization or consent of any public board, agency, or instrumentality of the United States or of the State of California is necessary in connection with the issue or sale of the Shares by the Company pursuant to this Agreement and the Stock Purchase Agreements (other than under applicable blue sky laws);

                                    (8) the execution and performance of this
                           Agreement and the Stock Purchase Agreements does not violate any of the provisions of, or result in a default under, any agreement, franchise, license, indenture, mortgage, deed of trust, or other instrument of the Company or any of its subsidiaries or by which the property of any of them is bound that
                           (a) has been listed as an exhibit to the Registration Statement or any Exchange Act document or report incorporated by reference therein or (b) is listed on Attachment C to such opinion, in each case where such violation or default would be material to the Company and its subsidiaries taken as a whole; or violate any of the provisions of the charter or bylaws of the Company or, so far as is known to such counsel, violate any statute, order, rule or regulation of any United States federal or California or Illinois state regulatory or governmental body having jurisdiction over the Company or any of its subsidiaries;

                                    (9) all documents incorporated by reference
                           in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act;

                           In addition, such counsel shall confirm that during the course of the preparation of the Registration Statement and the Prospectus, it participated in conferences with officers and other representatives of the Company, Selling Agent's counsel (with respect to the Prospectus) and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and other related matters were discussed. Although such counsel shall not pass upon and shall not assume responsibility for, nor has it verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel will confirm that nothing has come to its attention that causes it to believe that, as of its effective date, the Registration Statement (other than financial statements and any financial data and schedules included therein, as to each of which such counsel expresses no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that, as of its date, the Prospectus (other than financial statements and any financial data and schedules included therein, as to each of which such counsel expresses no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the date of such counsel's opinion, either the Registration Statement or the Prospectus (other than financial statements and any financial data and schedules included therein, as to each of which such counsel expresses no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading.

                  (ii) An opinion of Townsend and Townsend and Crew, special counsel to the Company with respect to Intellectual Property, addressed to the Selling Agent and dated the Closing Date, to the effect that:

                                    (1) To the best of such counsel's knowledge,
                           except as described in the Prospectus, (A) the Company has valid license rights or clear title to the Intellectual Property referenced in the Prospectus, and there are no rights of third parties to any such Intellectual Property; (B) there is no infringement or other violation by third parties of any of the Intellectual Property of the Company referenced in the Prospectus; (C) the Company has not received notice of any claim of infringement of any patents held by third parties; (D) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company is infringing a patent; and (E) there is no pending or threatened legal or administrative proceeding relating to patents and patent applications of the Company, other than proceedings initiated by the Company before the United Sates Patent and Trademark office and the patent offices of certain foreign jurisdictions which are in the ordinary course of prosecution;

                                    (2) to the best of such counsel's knowledge,
                           the patent applications of the Company presently on file disclose patentable subject matter, and such counsel is not aware of any inventorship challenges, any interference which has been declared or provoked, or any other material fact with respect to the patent applications of the Company presently on file that
                           (A) would preclude the issuance of patents with respect to such applications, or (B) would lead such counsel to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations; and

                                    (3) the statements in the Registration
                           Statement and the Prospectus referencing Intellectual Property matters, insofar as such statements constitute summaries of legal matters, contracts, agreements,

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                           documents or proceedings referred to therein, or
                           refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth. Nothing has come to such counsel's attention that causes them to believe that such above described portions of the Registration Statement, at the time such Registration Statement became effective or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such above described portions of the Prospectus, at the date of the Prospectus or as of the Closing Date contained or contains an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iii) A certificate of the chief executive officer and the principal financial officer of the Company, dated the Closing Date, to the effect that:

                                    (1) the representations and warranties of
                           the Company set forth in Section 2 of this Agreement are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

                                    (2) the Commission has not issued an order
                           preventing or suspending the use of the Registration Statement or the Prospectus; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                  (iv) At the time Stock Purchase Agreements are executed and also on the Closing Date, there shall be delivered to the Selling Agent a letter addressed to the Selling Agent, from Ernst & Young LLP, independent accountants, the first letter to be dated the date of the Stock Purchase Agreements and the second letter to be dated the Closing Date, each in the form heretofore approved by Katten Muchin Zavis Rosenman, counsel for the Selling Agent.

                  (v) Such further certificates and documents as the Selling Agent may reasonably request.

           All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Selling Agent and to Katten Muchin Zavis Rosenman, counsel for the Selling Agent, which approval shall not be unreasonably withheld.

5.       Compensation.

         In consideration of the Selling Agent's execution of this Agreement and for the performance of its services hereunder, the Selling Agent shall receive from the Company, on the Closing Date in immediately available funds, a fee in an amount equal to 6.0% of the aggregate public offering price of the Shares issued and sold on the Closing Date.

6.       Payment of Expenses.

         Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective as to all of its provisions or is terminated, the Company agrees to pay (i) all costs, fees and expenses incurred in connection with the performance of the Company's obligations hereunder, including without limiting the generality of the foregoing, all fees and expenses of legal counsel for the Company and of the Company's independent accountants, all costs and expenses incurred in connection with the preparation, printing, filing and distribution of each preliminary prospectus and the Prospectus, this Agreement and the Stock Purchase Agreements and (ii) all fees and expenses of the Company's transfer agent, printing of the certificates for the Shares and all transfer taxes, if any, with respect to the sale and delivery of the Shares. The Company will reimburse the Selling Agent for reasonable out-of-pocket expenses (including reasonable fees and expenses of its counsel and any other independent experts retained by the Selling Agent at the Company's request and pre-approved by Company in writing) reasonably incurred by it in connection with its engagement hereunder, up to a limit of $50,000. Expenses in excess of $50,000 will be subject to the prior written approval of the Company. Such reimbursement will be payable promptly upon submission by the Selling Agent of statements to the Company.

7.       Indemnification.

         (a) The Company hereby agrees to indemnify and hold harmless the Selling Agent and each of the Other Indemnified Parties (as defined below) to the fullest extent permitted by law, from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, costs, disbursements and liabilities (including amounts paid in settlement) (collectively, "Losses") and expenses (including, without limitation, all reasonable fees and expenses of the Selling Agent's and each of the Other Indemnified Parties' counsel and all of the Selling Agent's and each of the Other Indemnified Parties' reasonable travel and other out-of-pocket expenses incurred at the Company's request or otherwise incurred in connection with the investigation of any pending or threatened claims or the preparation for, the defense of, or the furnishing of evidence in, any pending or threatened litigation, investigation or proceedings, whether or not the Selling Agent or any Other Indemnified Party is a party thereto) (collectively, "Expenses") based upon, arising out of or in any way relating to (a) oral or written information (including information contained in or omitted from the Registration Statement or the Prospectus) provided by the Company to the Selling Agent or any party to the transactions contemplated hereby, (b) action taken or omitted to be taken by the Company or action taken or omitted to be taken by the Selling Agent at the request of the Company or with the Company's consent, (c) the transactions contemplated hereby or (d) the Selling Agent's engagement hereunder; provided that the Company will have no obligation to indemnify and hold harmless the Selling Agent or any of the Other Indemnified Parties pursuant to this Section 7(a) in respect of any Losses or Expenses which are finally judicially determined to have resulted primarily and directly from the gross negligence or bad faith of the Selling Agent in fulfilling its duties hereunder. The Company also agrees that neither the Selling Agent nor any of the Other Indemnified Parties shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with such engagement, except for any Losses or Expenses which are finally judicially determined to have resulted primarily from the Selling Agent's gross negligence or bad faith in fulfilling its duties hereunder, and the Selling Agent shall promptly refund any Losses or Expenses previously paid by the Company in the event of such final judicial determination. Expenses will be reimbursed or advanced when and as incurred promptly upon submission by the Selling Agent of statements to the Company. The Other Indemnified Parties will mean and include (i) the Selling Agent's affiliates, (ii) the respective members, principals, partners, directors, officers, agents and employees of and counsel to the Selling Agent and its affiliates, (iii) each other person, if any, controlling the Selling Agent or any of its affiliates and (iv) the successors, assigns, heirs and personal representatives of any of the foregoing.

         (b) Promptly after receipt by the Selling Agent or Other Indemnified Party of service of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, the Selling Agent or such Other Indemnified Party will notify the Company in writing of such complaint or the commencement of such action or proceeding, but failure to so notify the Company will relieve the Company from the obligation to indemnify the Selling Agent or such Other Indemnified Party only if and only to the extent that such failure results in the forfeiture by the Company of substantial rights and defenses, and will not in any event relieve the Company from any other obligation or liability that the Company may have to the Selling Agent or any Other Indemnified Party otherwise than in accordance with the provisions hereof. If the Company so elects or is requested by the Selling Agent or such Other Indemnified Party, the Company will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Selling Agent or such Other Indemnified Party and the payment of the fees and expenses of such counsel. In the event, however, the Selling Agent or such Other Indemnified Party reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendants in or targets of any such action or proceeding include both the Selling Agent or Other Indemnified Party and the Company and the Selling Agent or such Other Indemnified Party reasonably concludes that there may be legal defenses available to it or Other Indemnified Parties that are different from or in addition to those available to the Company, or if the Company fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Selling Agent or such Other Indemnified Party in a timely manner, then the Selling Agent or such

                  Other Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Company will pay the reasonable and customary fees and disbursements of such separate counsel (in addition to local counsel, as needed) for the Selling Agent and such Other Indemnified Parties in any jurisdiction in any single action or proceeding. The Selling Agent and the Other Indemnified Parties agree to utilize the same counsel unless it or they reasonably conclude that the use of the same counsel would create a disadvantage for the Selling Agent or the Other Indemnified Parties. In any action or proceeding the defense of which the Company assumes, the Selling Agent and the Other Indemnified Party will have the right to participate in such litigation and to retain its own counsel at, except in accordance with the immediately preceding sentence, the Selling Agent's or such Other Indemnified Parties' own expense. The Company will be liable for any settlement of any claim against the Selling Agent made with the Company's written consent, which consent will not be unreasonably withheld.

         (c) If, for any reason, the foregoing indemnification is unavailable to the Selling Agent or any of the Other Indemnified Parties or is insufficient to hold them harmless in respect of any Losses or Expenses, then the Company will contribute to the amount paid or payable by the Selling Agent or any of the Other Indemnified Parties as a result of such Losses and Expenses in such proportion as is appropriate to reflect the relative benefits (or anticipated benefits) to the Company and its stockholders on the one hand and the Selling Agent and the Other Indemnified Parties on the other hand from the transactions contemplated hereby, or if such allocation is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its stockholders on the one hand and the Selling Agent and the Other Indemnified Parties on the other hand, but also the relative fault of the Company, its directors, officers, employees, agents and advisers (other than the Selling Agent) on the one hand and the Selling Agent and the Other Indemnified Parties on the other hand, as well as any other relevant equitable considerations. The relative benefits received (or anticipated to be received) by the Company and its stockholders on the one hand and by the Selling Agent and the Other Indemnified Parties on the other hand will be deemed to be in the same proportion as the aggregate public offering price of the Shares in the Offering bears to the total fees paid to the Selling Agent hereunder. The relative fault of any party or other person will be determined by reference to such party's or person's knowledge, access to information and opportunity to prevent or correct any misstatement, omission, misconduct or breach of duty. In no event will the amount required to be contributed by the Selling Agent and the Other Indemnified Parties hereunder exceed the total amount of fees paid to the Selling Agent hereunder. The Company and the Selling Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

         (d) The reimbursement, indemnity and contribution obligations of the Company hereunder will (i) be in addition to any liability which the Company may otherwise have, (ii) survive the completion or termination of the Selling Agent's engagement hereunder and (iii) shall be binding upon any successors and assigns of the Company.

         (e) In the event that any litigation, investigation or proceeding relating to the transaction contemplated hereunder is commenced or threatened against the Company, the Company will not settle any such pending or threatened litigation, investigation or proceeding unless (i) the Selling Agent, by name, and the Other Indemnified Parties, by description, are included in any release or settlement agreement, whether or not the Selling Agent and the Other Indemnified Parties are named as defendants in such litigation or proceeding, (ii) the Selling Agent and the Other Indemnified Parties are unconditionally released from all claims and liabilities asserted or which could have been asserted in such litigation, investigation or proceeding and (iii) there is no statement in any such release or settlement agreement as to an admission of fault, culpability or failure to act by or on behalf of the Selling Agent or the Other Indemnified Parties.

8.       Termination.

         The Selling Agent's engagement hereunder may be terminated by either the Company or the Selling Agent at any time, with or without cause, upon written notice to the other party; provided, however, that (a) no such termination will affect the Selling Agent's right to expense reimbursement under
Section 6, the payment of any accrued and unpaid fees pursuant to Section 5 or the indemnification contemplated by Section 7 and (b) if the Company consummates an offering of (i) securities directly or indirectly from the Company within twelve months following such termination with any party which the Selling Agent has identified or in respect of which the Selling Agent has rendered advice prior to such termination or (ii) shares of Common Stock directly from the Company pursuant to the Registration Statement within twelve months following such termination with any party with which the Company has directly or indirectly held discussions or furnished information regarding the Company prior to such termination, then the Selling Agent will be entitled to a finders/financial advisory fee to be agreed upon by the parties.

9.       Notices.

         For the purposes of giving notices in connection with this Agreement, notices may be given by personal delivery, facsimile or overnight courier, effective upon receipt, to the following addresses and facsimiles for each party:

         To the Company:            Cepheid
                                    904 Caribbean Drive
                                    Sunnyvale, California 94089
                                    Facsimile No.: (408) 541-4191
                                    Attention:  Chief Executive Officer

         With a copy to             Fenwick & West LLP
                                    275 Battery Street
                                    San Francisco, California 94306
                                    Facsimile No.:  (415) 281-1350
                                    Attention:  Douglas N. Cogen

         To the Selling Agent:      William Blair & Company, L.L.C.
                                    222 West Adams Street
                                    Chicago, Illinois 60606
                                    Facsimile No.:  (312) 368-9418
                                    Attention:  Legal Department

         With a copy to:            Katten Muchin Zavis Rosenman
                                    525 West Monroe Street
                                    Suite 1600
                                    Chicago, Illinois 60661
                                    Facsimile No.:  (312) 902-1061
                                    Attention:  Adam R. Klein

10.      Miscellaneous.

         (a) Entire Agreement. This Agreement, the Engagement Letter and the Indemnification Letter Agreement dated June 24, 2002 between the parties hereto (the "Indemnification Agreement") constitute the entire understanding between the parties regarding the subject matter of this Agreement, and may be altered or changed only by written agreement of the parties. To the extent any of the provisions herein conflict with the provisions in the Engagement Letter or the Indemnification Agreement, the provisions herein shall govern.

         (b) Assignability. Neither the Company nor the Selling Agent may assign its rights or obligations under this Agreement without the prior written approval of the other party. This Agreement will be binding upon all permitted successors, assigns, or transferees of the parties.

         (c) Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and its officers, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Selling Agent or any of its partners, principals, members, offices or directors or any controlling persons be, and will survive delivery of and payment for the Shares sold hereunder.

         (d) Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving affect to the principals of conflicts of laws. The Company irrevocably submits to the jurisdiction of any court of the State of Illinois or the United States District Court of the Northern District of the State of Illinois for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby, which is brought by or against the Company. Each of the Company (and, to the extent permitted by law, on behalf of the Company's equity holders and creditors) and the Selling Agent hereby knowingly, voluntarily and irrevocably waives any right it may have to a trial by jury in respect of any claim based upon, arising out of or in connection with the indemnification provisions in Section 7.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, and if so executed shall together constitute a single instrument.

         (f) Headings. The headings and captions of this Agreement are inserted for convenience of reference only and shall not be deemed a part hereof or used in the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                             CEPHEID

                                             By:       /s/ John L. Bishop
                                             Name:     John L. Bishop
                                             Title:    Chief Executive Officer



                                             WILLIAM BLAIR & COMPANY, L.L.C.
                                             By:       /s/ Kelly J. Martin
                                             Name:     Kelly J. Martin
                                             Title:    Principal